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                                                                   EXHIBIT 99.1A

         Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:     October 8, 1998


                                     FUTECH INTERACTIVE PRODUCTS, INC.


                                     By:  /s/ Vincent W. Goett
                                        ----------------------------------------
                                     Its:  Chief Executive Officer
                                         ---------------------------------------


                                     /s/ Vincent W. Goett
                                     -------------------------------------------
                                     Vincent W. Goett


                                     /s/ Melissa Goett
                                     -------------------------------------------
                                     Melissa Goett


                                     /s/ Vincent W. Goett
                                     -------------------------------------------
                                     Vincent W. Goett, as legal guardian for
                                     Kendall Goett


                                     /s/ Vincent W. Goett
                                     -------------------------------------------
                                     Vincent W. Goett, as legal guardian for
                                     Samantha Goett


                                     /s/ Vincent W. Goett
                                     -------------------------------------------
                                     Vincent W. Goett, as legal guardian for
                                     Brooke-Ashton Goett

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